Exhibit 99.1

Net Power Closes Acquisition of EMPower’s Position Under EPC

Agreement for 123 MW of Power Generation

Saulsbury continues as EPC contractor; Wärtsilä to supply ten reciprocating engine-generator sets totaling 123 MW

HOUSTON, TX—(BUSINESS WIRE)—September 3, 2026--Net Power Inc. (NYSE: NPWR) (“Net Power”) today announced that it has closed its previously announced acquisition of the rights to 123 megawatts (MW) of new natural gas power generation equipment. The transaction closes out the deposit and exclusivity agreement Net Power announced on August 24, 2026, and brings Net Power’s total potential power generation capacity to nearly 200 MW for the first phase of Project Permian, its inaugural powered land project in West Texas.

On August 31, 2026, Net Power acquired from EMPower USA, LLC (“EMPower”), a power infrastructure developer, the contractual rights and assumed the post-closing commitments under an agreement with Saulsbury Industries, Inc. (“Saulsbury”) for the engineering, procurement, and construction (“EPC”) of an approximately 123 MW reciprocating-engine natural gas power generation facility. Saulsbury consented to the transfer of the agreement to Net Power and to the planned relocation of the facility to Project Permian. The acquired position also includes specified rights and benefits under the related equipment-supply agreement for the facility’s ten engine-generator sets, to be supplied by Wärtsilä North America, Inc. (“Wärtsilä”).

“The Wärtsilä reciprocating engines were selected for characteristics well-suited to Net Power’s powered land strategy,” explained Marc Horstman, President & Chief Operating Officer of Net Power. “The units are designed for fast-start operation and can ramp output up and down to follow variable load. The ten-unit modular configuration also allows individual engines to be serviced without taking the full facility offline, supporting high overall plant availability. Saulsbury brings a track record of EPC execution for gas-fired power and energy infrastructure across Texas and will serve as turnkey EPC contractor for the engineering, procurement, construction, commissioning, and start-up of the facility.”

Danny Rice, Chief Executive Officer of Net Power, added, “We’re pleased to close this important transaction to advance Project Permian. In eighteen days, we identified this equipment, secured it with appropriate protections, and closed the transaction. That speed is a testament to our team’s ability to move quickly, and it underscores why agility and speed matter so much in a market that urgently needs firm, reliable power identified and deployed as fast as possible. Thank you to the EMPower, Saulsbury, and Wärtsilä teams whose professionalism and speed made this possible.”

About Net Power

Net Power Inc. (NYSE: NPWR) (“Net Power” or the “Company”) is an energy technology and infrastructure company developing power generation projects to meet the rapidly growing demand for reliable, scalable power. The Company’s near-term focus is on delivering natural gas power generation, with projects designed to accommodate carbon capture in later phases.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “potential,” “projects,” “targets,” or other similar expressions may identify such forward-looking statements. Forward-looking statements may relate to the acquired contractual and equipment positions; the availability, timing, transfer, financing, deployment and advantages of power generation equipment; the amount of generation capacity that may become available to the Company; the expected benefits of the transaction; development and financing of the Company’s power generation projects; and the Company’s business strategies, capital requirements, potential growth opportunities and expectations for future performance (financial or otherwise). Forward-looking statements are based on current expectations, estimates, projections, targets, opinions and/or beliefs of the Company, and such statements involve known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which Net Power has no control. These factors, risks and uncertainties include, but are not limited to, the failure to agree change orders with the contractor or the equipment supplier on acceptable terms or at all; the failure to resume work on the expected schedule; that the Company does not issue the full notice to proceed or fund the associated mobilization payment, in which case the EPC agreement may be terminated and amounts previously paid may not be recovered; that the Company assumes or incurs costs and obligations exceeding current estimates; that equipment is delayed, unavailable, unsuitable for an intended project or not deployed; that a prospective customer does not enter into an energy services agreement or commit to purchase power; that reimbursement is unavailable, delayed, disputed, subject to exclusions or limited by an applicable cap; risks relating to the uncertainty of the projected financial information with respect to the Company and risks related to the Company’s ability to meet its projections; the capital-intensive nature of the Company’s business model, which will likely require Net Power to raise additional capital in the future; the Company’s ability to negotiate and enter into binding power offtake agreements on acceptable terms and on a timeline that supports a final investment decision for Project Permian; risks related to grid interconnection, including the timing and outcome of the large-load interconnection processes of the Electric Reliability Council of Texas and any related verification, audit, or other regulatory or legislative processes; the availability, cost, and delivery timing of gas turbines, reciprocating engines, and related long-lead equipment; the impact of tariffs, trade barriers, export controls, and sanctions on equipment costs and supply timelines; the development of competing energy technologies, including battery storage, nuclear, and other generation resources; changes in, or the elimination of, governmental incentives and tax credits supporting carbon capture, including the credit available under Section 45Q of the Internal Revenue Code, and restrictions on the value, transferability, and monetization of such credits, and the availability of arrangements for the sale, transportation, sequestration, or other disposition of captured CO₂; risks associated with developing power generation projects for co-located load; risks relating to the Company’s access to capital, potential dilution to existing stockholders, and the continued listing of its securities on the New York Stock Exchange; the availability of project-level financing, equipment financing, additional equity or equity-linked capital, partner capital, or other financing sources on acceptable terms or at all; the timing and amount of any equipment-financing proceeds, including the possibility that such proceeds may not be sufficient to refinance amounts previously funded by Net Power for the acquisition; uncertainty regarding the current and future market for natural gas-generated power, with or without carbon capture; the Company’s ability to license third-party technology; the ability of the Company to effectively secure licenses for third-party PCC technology and to integrate such technology in its projects; barriers the Company may face in its attempts to deploy and commercialize its technology; the Company’s ability to adequately control or accurately predict the costs associated with its projects; barriers that the Company may face in its attempts to deploy projects; the complexity of the machinery the Company relies on for its operations and development; potential changes and/or delays in site selection and construction that result from regulatory, logistical, and financing challenges; the Company’s ability to establish and maintain supply relationships; risks related to strategic investors and partners, including potential conflicts of interests between the Company and such investors and partners; the Company’s ability to successfully commercialize its operations; the availability and cost of technological components and raw materials for its projects; the impact of potential delays in discovering manufacturing and construction issues; the ability of Net Power’s commercial plants to efficiently provide net power output; the impact of public perception of fossil fuel-derived energy on the Company’s business; any political or other disruptions in gas producing nations; the Company’s ability to protect its intellectual property and the intellectual property it licenses; the possibility that the Company commits substantial capital to power generation equipment before binding power offtake, site-control or financing arrangements are in place, and may not recover some or all of that capital; the Company’s ability to obtain the additional land and development rights required for the contemplated co-located configuration and broader build-out at Project Permian; the Company’s ability to attract, retain, and motivate qualified personnel, and risks associated with workforce reductions; the Company’s ability to realize value from the Oxy-Combustion Cycle intellectual property and its interests at the La Porte Demonstration Facility, and the timing and cost of decommissioning that facility; risks relating to data privacy and cybersecurity, including the potential for cyberattacks or security incidents that could disrupt our or our service providers’ operations; current and potential litigation that has been and may be instituted against the Company; and other risks and uncertainties described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Net Power’s Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 filed with the SEC on August 13, 2026, its other quarterly reports on Form 10-Q, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Net Power assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Net Power does not give any assurance that it will achieve its expectations.

Investor Relations Contact:

investors@netpower.com

Media Contact:

media@netpower.com

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